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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 14, 2002
(Date of earliest event reported)

DREXLER TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-6377 (Commission File Number)	77-0176309 (IRS Employer Identification No.)

1077 Independence Avenue, Mountain View, California 94043
(Address of principal executive offices)           (Zip Code)

Registrant telephone number, including area code:  (650) 969-7277

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Item 5.  Other Events.

     On May 14, 2002, the Registrant issued the news release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

99.1	News Release dated May 14, 2002, entitled “Drexler Technology Reports 2002 Fiscal Year Ended March 31, 2002; Fourth Consecutive Year of Profitability”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: May 15, 2002

DREXLER TECHNOLOGY CORPORATION

By	/s/ Jerome Drexler Jerome Drexler Chairman of the Board of Directors and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	News Release dated May 14, 2002, entitled “Drexler Technology Reports 2002 Fiscal Year Ended March 31, 2002; Fourth Consecutive Year of Profitability”